Exhibit (h)(5)(d)

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

THIS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT, dated May 8, 2017, between The MainStay Funds and MainStay Funds Trust (each a “Trust” and collectively, the “Trusts”), on behalf of each series of the Trusts as set forth on Schedule A (each a “Fund” and collectively, “Funds”), and New York Life Investment Management LLC (the “Manager”) (“Agreement”).

WHEREAS, the Manager has been appointed the manager of each of the Funds pursuant to an Agreement between each Trust, on behalf of the Funds, and the Manager; and

WHEREAS, each Trust and the Manager desire to enter into the arrangements described herein relating to certain expenses of the Funds;

NOW, THEREFORE, each Trust and the Manager hereby agree as follows:

1.	The Manager hereby agrees to waive fees and/or reimburse Fund expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses), to the extent necessary to maintain Total Annual Operating Expenses specified for the class of shares of each Fund listed on Schedule A through February 28, 2018, except as provided below.

2.	The waivers and/or reimbursements described in Section 1 above are not subject to recoupment by the Manager.

3.	The Manager understand and intends that the Funds will rely on this Agreement (1) in preparing and filing amendments to the registration statements for the Trusts on Form N-1A with the Securities and Exchange Commission, (2) in accruing each Fund’s expenses for purposes of calculating its net asset value per share and (3) for certain other purposes and expressly permits the Funds to do so.

4.	This agreement shall renew automatically for one-year terms unless the Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

MAINSTAY FUNDS TRUST

By:	/s/ Jack R. Benintende
Name:	Jack R. Benintende
Title:	Treasurer and Principal Financial and
Accounting Officer

THE MAINSTAY FUNDS

By:	/s/ Jack R. Benintende
Name:	Jack R. Benintende
Title:	Treasurer and Principal Financial and
Accounting Officer

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:	/s/ Stephen P. Fisher
Name:	Stephen P. Fisher
Title:	President

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SCHEDULE A

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets) (as of February 28, 2017) unless otherwise noted below)
MainStay Absolute Return Multi-Strategy Fund

Expense Limitation until August 29, 2018:

Class A: 1.80%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay California Tax Free Opportunities Fund

Class A: 0.75%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Conservative Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%
MainStay Convertible Fund	Class I: 0.61%
MainStay Cornerstone Growth Fund	Class A: 1.34% Class I: 1.09%

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets) (as of February 28, 2017) unless otherwise noted below)
MainStay Cushing Energy Income Fund

For the period March 31, 2017 until April 1, 2018, the Manager hereby agrees to waive fees and/or reimburse Fund expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses), to the extent necessary to maintain Total Annual Operating Expenses as specified below:

Class A: 1.45%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Cushing Renaissance Advantage Fund

Expense Limitation from March 31, 2017 until April 1, 2018:

Class A: 1.61%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Emerging Markets Equity Fund (name change effective February 28, 2017)

Class A: 1.60%

Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets) (as of February 28, 2017) unless otherwise noted below)
MainStay Epoch Capital Growth Fund

Expense Limitation from June 30, 2016 until February 28, 2018:

Class A: 1.20%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Epoch International Choice Fund	Effective May 8, 2017: Class I: 0.95%
MainStay Epoch International Small Cap Fund

Class A: 1.65%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Epoch U.S. Equity Yield Fund

Effective May 8, 2017:

Class A: 1.14%
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R1: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R6: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class I Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets) (as of February 28, 2017) unless otherwise noted below)
MainStay Government Fund

Class A: 1.00%
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Growth Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%
MainStay High Yield Municipal Bond Fund

Class A: 0.875%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Indexed Bond Fund	Class A: 0.82% Class I: 0.40% Investor Class: 0.92% ClassT: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
MainStay International Opportunities Fund

Class A: 1.85%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Large Cap Growth Fund	Class I: 0.88%

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets) (as of February 28, 2017) unless otherwise noted below)
MainStay Moderate Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%
MainStay Moderate Growth Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%
MainStay Money Market Fund	Class A: 0.70% Class B: 0.80% Class C: 0.80% Investor Class: 0.80% Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
MainStay New York Tax Free Opportunities Fund

Class A: 0.75%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Retirement 2010 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay Retirement 2020 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets) (as of February 28, 2017) unless otherwise noted below)
MainStay Retirement 2030 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay Retirement 2040 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay Retirement 2050 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay Retirement 2060 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay S&P 500 Index Fund

Class A: 0.60%
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Short Duration High Yield Fund

Class A: 1.05%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets) (as of February 28, 2017) unless otherwise noted below)
MainStay Tax Advantaged Short Term Bond Fund

Expense Limitation until August 29, 2018:

Class A: 0.80%
Class I: 0.50%
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Mainstay Tax Free Bond Fund

Class A: 0.82%

Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Mainstay Total Return Bond Fund

Class A: 0.90%

Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: 0.60%

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R1: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay U.S. Equity Opportunities Fund

Class A: 1.50%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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